CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
Supplement dated April 1, 1998 to the
Prospectus dated December 29, 1997

On March 18, 1998 the Trust's Board of Trustees approved the following:

 The hiring of David L. Babson & Co., Inc. ("Babson") as an additional investment adviser to Small Capitalization Value Equity Investments ("Small Cap Value Portfolio"). The Consulting Group, a division of Mutual Management Corp.("MMC") the Trust's Investment Manager, recommended the hiring of an additional active adviser due to the rapid growth of assets experienced in the Small Cap Value Portfolio. The hiring of Babson resulted in the entering into of an investment advisory agreement dated as of April 1, 1998 between MMC and Babson. Under the terms of the agreement, Babson will be receiving 0.50% of the first $100 million and 0.45% thereafter, a fee that is computed daily and paid monthly based on the value of the average net assets of the Small Cap Value Portfolio allocated to Babson. Prior to the hiring of Babson, the Small Cap Value Portfolio had been allocated 50% to an index strategy and 50% to an active strategy. With the hiring of Babson, the structure of the Small Cap Value Portfolio will remain 50% index and 50% active, however the active portion of the portfolio will be split among NFJ Investment Group ("NFJ") and Babson, 35% and 15%, respectively. Babson, located in Cambridge, Massachusetts was founded in 1940 and currently manages approximately $20 billion in assets.

 The hiring of Mellon Capital Management Corporation ("Mellon") as the investment adviser to the index portion of the Small Cap Value Portfolio. Mellon is currently the investment adviser to the index portion of Small Capitalization Growth Investments ("Small Cap Growth Portfolio"). By consolidating the index portion of each of these two portfolios, Mellon has agreed to reduce their advisory fee to 0.06% for both the Small Cap Growth and Small Cap Value Portfolios.

  A new investment advisory agreement between MMC and NFJ reflecting an increase in the advisory fee paid by MMC to NFJ. NFJ currently receives 0.30% for its services, a fee that is computed daily and paid monthly based on the average net assets of the Small Cap Value Portfolio allocated to NFJ. Shareholders recently approved increasing the management fee paid by the Small Cap Value Portfolio
to MMC by 0.20%.   This increase will be applied to NFJ as follows:
0.50% on the first $450 million; 0.45% thereafter.

  A new investment advisory agreement between MMC and Standish, Ayer & Wood, Inc. ("Standish, Ayer") reflecting a decrease in the advisory fee paid by MMC to Standish, Ayer on behalf of Intermediate Fixed Income Investments. Pursuant to this new agreement MMC will pay Standish, Ayer 0.20% of the first $500 million and 0.15% thereafter.

  A new investment advisory agreement between MMC and National Asset Management Corporation ("NAM") investment adviser to Long-Term
Bond Investments. Recently, the principals of NAM became the sole holders of all of NAM's issued and outstanding common stock which was formerly owned by National City Corporation. This transaction resulted in a change in control resulting in an assignment of the current investment advisory agreement between MMC and NAM.
Pursuant to the Investment Company Act of 1940 an assignment results in the automatic termination of the investment advisory agreement. Accordingly, the Board of Trustees approved a new investment advisory agreement identical to the prior agreement. In addition, all the principals of NAM have signed employment contracts ensuring the stability of their investment management team.

  The termination of PanAgora Asset Management Inc. ("PanAgora") as the investment adviser to the index portion of Large Capitalization Growth Investments ("Large Cap Growth Portfolio"). The
Consulting Group recommended that PanAgora be replaced by Barclays Global Investors ("Barclays") because Barclays has agreed to manage this portfolio for 0.02% instead of 0.05% that MMC was paying PanAgora.

Shareholder of these Portfolios will soon receive an information statement regarding these changes.

In addition, on March 24, 1998 Provident Investment Counsel ("PIC") adviser to a portion of the assets of the Large Cap Growth Portfolio announced that Paula Blacher, co-portfolio manager to this Portfolio had resigned from the firm. Thomas J. Condon, co-portfolio manager, will continue to manage the Large Cap Growth Portfolio until PIC determines a successor to Ms. Blacher. The Consulting Group has determined that this personnel change will not negatively impact the management of the Large Cap Growth Portfolio.


FD 01440 4/98



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